UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   April 17, 2013

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1145 Hembree Road Roswell, GA 30076
(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2013, AdCare Health Systems, Inc. (the “Company”) received a deficiency letter from NYSE MKT LLC (the “Exchange”) indicating that the Exchange has determined that the Company is not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) due to the Company’s failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2012 (the “Annual Report”) with the Securities and Exchange Commission.  In addition, the Exchange asserted that the Company’s failure to timely file its Annual Report is a material violation of its listing agreement with the Exchange and, therefore, pursuant to Section 1003(d) of the Company Guide, the Exchange is authorized to suspend, and unless prompt corrective action is taken, remove the Company’s securities from the Exchange.  Pursuant to the Exchange’s rules, the Company has until May 1, 2013 to submit a plan advising the Exchange of actions it has taken, or will take, that would bring the Company back into compliance with Sections 134 and 1101 of the Company Guide by no later than July 16, 2013.

If the Company does not submit a plan, or if the plan is not accepted, it will be subject to delisting proceedings.  Furthermore, if the plan is accepted, but the Company is not in compliance with the continued listing standards of the Company Guide by July 16, 2013, or if the Company does not make progress consistent with the plan during the period specified in the plan, the Exchange will initiate delisting proceedings as appropriate.

The Company expects to submit a plan to the Exchange on or before May 1, 2013 advising the Exchange of actions it has taken, or will take, that would bring the Company back into compliance with the Company Guide by no later than July 16, 2013.  The Exchange will evaluate the plan and determine whether the Company has made a reasonable demonstration in the plan of an ability to regain compliance with the applicable continued listing standards by July 16, 2013, in which case the plan will be accepted and the Company will have until July 16, 2013 to regain compliance with the continued listing standards.

On April 23, 2013, the Company issued a press release announcing the receipt of the Exchange’s deficiency letter.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1        Press Release dated April 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  April 23, 2013

ADCARE HEALTH SYSTEMS, INC.

By:	/s/ Boyd P. Gentry
Name:	Boyd P. Gentry
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated April 23, 2013.